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                                                                  Exhibit 10.133


                             SUBSCRIPTION AGREEMENT
                             ----------------------

                                                                 August 28, 2003

Dear Subscriber:

         You (the "Subscriber") hereby agree to purchase, and Calypte Biomedical Corporation, a Delaware corporation (the "Company"), hereby agrees to issue and to sell to the Subscriber, Shares of the Company's $.03 par value common stock (the "Company Shares") for the consideration as set forth on the signature page hereof ("Purchase Price"). (The Company Shares are sometimes referred to herein as the "Shares", "Common Shares", "Securities", or "Common Stock"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver the Shares against payment, by federal funds wire transfer, or bank, or certified check of the Purchase Price.

                  The following terms and conditions shall apply to this Subscription.

                  1. SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES. The Subscriber hereby represents and warrants to and agrees with the Company that:

                           (a) INFORMATION ON COMPANY. The Subscriber has been
furnished with the Company's Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Commission") together with all subsequently filed forms 10-QSB, 8-K, Proxy Statement, and other publicly available filings made with the Commission (hereinafter referred to collectively as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested (such information in writing is collectively, the "Other Written Information"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Shares of Common Stock.

                           (b) INFORMATION ON SUBSCRIBER. The Subscriber is and
was not a "U.S. person", as defined in Regulation S promulgated under the Securities Act of 1933 at the time the offer or sale of the Shares of Common Stock is made. Additionally, Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is part of a group of companies that is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Shares of Common Stock. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                           (c) PURCHASE OF SHARES AND LOCK-UP PROVISION. On the
Closing Date, the Subscriber will purchase the Company Stock for its own account at a price of $0.50 per share and not with a view to any distribution thereof and that the purchase of the Common Stock is intended to be made as an "Offshore Transaction" as defined in Regulation S. The Subscriber agrees to hold the Common Stock purchased under this Agreement for a period of twelve months following the date of closing.

                           (d) COMPLIANCE WITH SECURITIES ACT. The Subscriber
understands and agrees that the Shares have not been registered under the 1933 Act, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Shares of Common Stock must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

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                           (e) COMPANY SHARES LEGEND. The Company Shares shall
bear the following legend, unless same shall have been included in an effective registration statement under the 1933 Act:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CALYPTE BIOMEDICAL CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED".

                            (f) COMMUNICATION OF OFFER. The offer to sell the
Shares of Common Stock was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.



                           (g)  CORRECTNESS OF  REPRESENTATIONS.  The Subscriber
represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

                  2.  COMPANY   REPRESENTATIONS  AND  WARRANTIES.   The  Company
represents and warrants to and agrees with the Subscriber that:

                           (a) DUE  INCORPORATION.  The  Company and each of its
subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

                           (b)  OUTSTANDING  STOCK.  All issued and  outstanding
shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                           (c)  AUTHORITY;  ENFORCEABILITY.  This  Agreement and
other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement, and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

                           (d) ADDITIONAL ISSUANCES.  Except as set forth in the
Reports and Other Written Information as described in Section 1(a), there are no

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outstanding  agreements or preemptive or similar rights  affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company.

                           (e) CONSENTS. No consent, approval,  authorization or
order  of  any  court,   governmental   agency  or  body  or  arbitrator  having
jurisdiction over the Company, or any of its affiliates, the National Association of Securities Dealers, Inc. ("NASD"), NASDAQ or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating thereto, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations hereunder and under all such other agreements.

                           (f)  NO   VIOLATION   OR   CONFLICT.   Assuming   the
representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Shares of Common Stock nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                                    (i)  violate,  conflict  with,  result  in a
breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation, charter or bylaws of the Company,
(B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its affiliates or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company; or

                                    (ii) result in the creation or imposition of
any lien, charge or encumbrance upon the Shares of Common Stock or any of the assets of the Company, its subsidiaries or any of its affiliates.

                           (g) THE  SHARES  OF COMMON  STOCK.  The  Shares  upon
issuance:

                         (i) are,  or will be,  free and  clear of any  security
                    interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

                         (ii) have been, or will be, duly and validly authorized
                    and on the date of issuance and on the Closing Date, as hereinafter defined, and will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective Registration Statement will be free trading and unrestricted, provided that the Subscriber complies with the Prospectus delivery requirements);

                         (iii) will not have been issued or sold in violation of
                    any preemptive or other similar rights of the holders of any Shares of Common Stock of the Company; and

                         (iv) will not subject  the holders  thereof to personal
                    liability by reason of being such holders.

                           (h) LITIGATION. Except as disclosed in the Securities
and Exchange Commission filings, Reports or Other Written Information, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could have a material adverse effect on the Company.

                           (i) REPORTING COMPANY. The Company is a publicly-held
company subject to reporting obligations pursuant to Sections 15(d) and 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. The
Company's common stock is listed for trading on the OTC Bulletin Board ("Bulletin Board"). Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.

                           (j) NO  MARKET  MANIPULATION.  The  Company  has  not
taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Shares of Common Stock or affect the price at which the Shares may be issued or resold.

                           (k)  INFORMATION   CONCERNING  COMPANY.  The  Reports
contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedule hereto, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                           (l) DILUTION.  The Company's  executive  officers and
directors have studied and fully understand the nature of the Stock being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon payment is binding upon the Company and enforceable, except as otherwise described in this Subscription Agreement, regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

                           (m)STOP  TRANSFER.  The  Shares of  Common  Stock are
restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of the Stock, except as may be required by federal securities laws.

                           (n) DEFAULTS. To the best of the Company's knowledge,
neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or ByLaws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

                           (o) NO INTEGRATED OFFERING. The Company believes that
neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Shares of Common Stock pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Common Stock to be integrated with other offerings. The Company has not conducted and will not conduct any offer other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Common Stock. Subscribers warrant and represent to the

Company that each Subscriber has not taken any action that would cause a violation of the integration regulation as promulgated by Federal Law as made and provided.

                           (p) NO GENERAL SOLICITATION. Neither the Company, nor
any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation S or D under the Act) in connection with the offer or sale of the Common Stock.

                           (q) LISTING. The Company's Common Stock is quoted on,
and listed for trading on the Bulletin Board. The Company has not received any oral or written notice that its Common Stock will be delisted from the Bulletin Board or that the Company's Common Stock does not meet all requirements for the continuation of such listing.

                           (r) NO  UNDISCLOSED  LIABILITIES.  The Company has no
liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports, Securities and Exchange Commission filings, and Other Written Information, other than those incurred in the ordinary course of the Company's businesses since December 31, 2002 and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company's financial condition.

                           (s) NO  UNDISCLOSED  EVENTS OR  CIRCUMSTANCES.  Since
December 31, 2002, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

                           (t) CAPITALIZATION.  The authorized and outstanding
capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on the Schedule hereto. Except as set forth in the Reports and Other Written Information and Securities and Exchange Commission filings, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

                           (u)  CORRECTNESS  OF  REPRESENTATIONS.   The  Company
represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

                  3. REGULATION S OFFERING. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Regulation S promulgated there under. On the Closing Date, the Company will provide an opinion from the Company's legal counsel based upon the representation of Subscribers opining on the availability of the Regulation S exemption as it relates to the offer and issuance of the Shares of Common Stock.

                  4. REISSUANCE OF SHARES OF COMMON STOCK. The Company agrees to reissue certificates representing the Shares of Common Stock without the legend set forth in Sections 1(e) above at such time as (a) the holder thereof is permitted to and disposes of such Shares of Common Stock pursuant to Rule 144(d) and/or Rule 144(k) under the 1933 Act or Regulation "S" in the opinion of counsel reasonably satisfactory to the Company, or (b) upon resale subject to an effective registration statement after the Shares are registered under the 1933 Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive requested written representations from the Subscriber and selling broker, if any. Provided the Subscriber provides required certifications and representation letters, if any, if the Company fails to remove any legend as required by this
Section 4 (a "Legend Removal Failure"), then beginning on the tenth (10th) day following the date that the Subscriber has requested the removal of the legend and delivered all items reasonably required by the Company to be delivered by the Subscriber, the Company continues to fail to remove such legend, the Company shall pay to each Subscriber or assignee holding Shares, subject to a Legend Removal Failure, as liquidated damages and not a penalty an amount equal to one percent (1%) of the Purchase Price of the Shares subject to a Legend Removal Failure per day that such failure continues. If during any twelve (12) month period, the Company fails to remove any legend as required by this Section 4 for an aggregate of thirty (30) days, each Subscriber or assignee holding Shares subject to a Legend Removal Failure may, at its option, require the Company to purchase all or any portion of the Shares subject to a Legend Removal Failure held by such Subscriber or assignee at a price per share equal to 120% of the applicable Purchase Price.

                  5. REGULATION D. In the event that a Subscriber does not qualify under Regulation S and qualifies under Regulation D, the Company covenants and agrees that if the Company fails to file a Registration Statement for Company Shares within ninety (90) days from the Closing Date pursuant to
Section 10.1(iv) below, then for so long as such registration statement is not effective and as any of the Company Shares remain outstanding and continue to be "restricted Shares" within the meaning of Rule 144, the Company shall, in order to permit resales of any of the Company Shares pursuant to Rule 144 under the 1933 Act, (a) continue to file all material required to be filed pursuant to
Section 13(a) or 15(d) of the 1934 Act.

                 6. INDEMNIFICATION. The Company on the one hand, and the Subscriber on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any other persons claiming brokerage commissions or finder's fees other than Careen Limited on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company and the Subscriber represent to each other that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in the Subscription Agreement.

                  7. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Subscriber as follows:

               (a) The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

               (b) The Company will maintain the listing of its Common Stock on the NASDAQ SmallCap Market, NASDAQ National Market System, NASD OTC Bulletin Board, or New York Exchange, or Pink Sheet Trading Market
          (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market"), and will use its best efforts to comply, in all respects, with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Subscriber copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.

               (c) The Company shall notify the Commission, NASD, the Principal Market and applicable state authorities, in accordance with their requirements, if any, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares of Common Stock to the Subscriber and promptly provide copies thereof to Subscriber.

               (d) From the Closing Date and until at least one (1) year after the effectiveness of the Registration Statement on Form S-2 or such other Registration Statement described in Section 10.1(iv) hereof, the Company will (i) cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act, (iii) comply with all reporting requirements that are applicable to an issuer with a class of Shares registered pursuant to Section 12(g) of the Exchange Act, and (iv) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until one (1) year after the actual effective date of the Registration Statement on Form S-2 or other Registration Statement described in Section 10.1(iv) hereof. Until the resale of the Company Shares by the Subscriber, the Company will use its best efforts to continue the listing of the Common Stock on the Bulletin Board and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of Bulletin Board.


                  8. COVENANTS OF THE COMPANY AND SUBSCRIBER REGARDING INDEMNIFICATION.

               (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, Subscriber's officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

               (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

               (c)  The   procedures   set  forth  herein  shall  apply  to  the
          indemnifications set forth in Sections 8(a) and 8(b) above.

                  9. INTENTIONALLY LEFT BLANK

                  10.1. REGISTRATION RIGHTS. The Company hereby grants the following registration rights to holders of the Shares of Common Stock.

               (a) The Company hereby agrees use its best commercial efforts to register the Shares of Common Stock herein on a Form S-2 or any other applicable Form with the Securities and Exchange Commission. Subscribers agree that the registration will be on an optional piggy-back or single registration basis at the option of the Company, and that the Company will bear all costs and expenses of the registration.

               (b) The Company agrees to give ten (10) days written notice to all Subscribers of the filing of the Registration Statement, and Subscribers agree that each will cooperate with the Company in providing the necessary information required by each Subscriber to file a Registration Statement on that Subscriber's behalf.

               (c) Each Subscriber agrees to execute the within Agreement and to subscribe for the number of Shares of Common Stock as agreed to by Subscriber.

                  10.2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions hereof to effect the registration of any Shares of Common Stock under the Act, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a Registration Statement with respect to such Shares of Common Stock and use its best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Shares of Common Stock ("Sellers") copies of all filings with the Commission;

               (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the latest of: (i) 180 days following the effective date of the Registration Statement;

               (c) furnish to the Seller, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such Seller reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such Registration Statement;

               (d) use its best efforts to register or qualify the Seller's Shares of Common Stock covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as the Seller shall reasonably designate, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) list the Shares of Common Stock covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed;

               (f) immediately notify the Seller when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (g) make available for inspection by the Seller, and any attorney retained by the Seller, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney for Seller in connection with such Registration Statement;

               (h) will notify the Subscriber of the effectiveness of the Registration Statement within one business day of such event.

                  10.3. PROVISION OF DOCUMENTS. In connection with each registration hereunder, the Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 10.1(i) or 10.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  10.4. FEES AND EXPENSES. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.


                  10.5. INDEMNIFICATION AND CONTRIBUTION.

                           (a) In the event of a  registration  of any Shares of
Common Stock under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Shares of Common Stock thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Shares of Common Stock were registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such Registration Statement or prospectus.

                           (b)  In the  event  of a  registration  of any of the
Shares of Common Stock under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Shares of Common Stock were registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the gross proceeds received by the Seller from the sale of Common Stock covered by such Registration Statement.

                           (c) Promptly  after receipt by an  indemnified  party
hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
Section 10.5(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.5(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.5(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                           (d) In  order  to  provide  for  just  and  equitable
contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.5, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.5 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.5; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its Shares of Common Stock offered by the Registration Statement bears to the public offering price of all Shares of Common Stock offered by such Registration Statement.

                  11.      MISCELLANEOUS.

                           (a)   NOTICES.   All  notices,   demands,   requests,
consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to Calypte Biomedical Corporation, 1265 Harbor Bay Parkway, Alameda,
California 94502, telecopier number: (510) 814-8494, and (ii) if to the Subscriber, to the name, address and telecopier number set forth on the signature page hereto.

                           (b) CLOSING.  The  consummation  of the  transactions
contemplated herein shall take place at the offices of Baratta & Goldstein, 597 Fifth Avenue New York, NY, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be the date that Subscriber funds representing the net amount due the Company from the Purchase Price of the Offering is transmitted by wire transfer or otherwise to the Company (the "Closing Date").

                           (c)  ENTIRE  AGREEMENT;  ASSIGNMENT.  This  Agreement
represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                           (d)  EXECUTION.  This  Agreement  may be  executed by
facsimile transmission, and in counterparts, each of which will be deemed an individual agreement. Every faxed version of the agreement will also be deemed to be an original.

                           (e) LAW  GOVERNING  THIS  AGREEMENT.  This  Agreement
shall be governed by and construed in accordance with the laws of the State of California without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Caliifornia or in the federal courts located in the state of California. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                           (f) SPECIFIC  ENFORCEMENT,  CONSENT TO  JURISDICTION.
The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 11(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                           (g) CONFIDENTIALITY.  The Company agrees that it will
not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by the Subscriber or only to the extent required by law.

                           (h)  AUTOMATIC  TERMINATION.   This  Agreement  shall
automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

Dated:   August 28, 2003

                                                  CALYPTE BIOMEDICAL CORPORATION
                                                  a Delaware Corporation

                                             By:    /S /Anthony J. Cataldo
                                                   ------------------------
                                                  Name:  Anthony J. Cataldo
                                                  Title:   Executive Chairman
AGREED TO:
/S/ Marat Safin                Mr. Marat Safin
---------------------          Duly Athorized Attorney
MARR TECHNOLOGIES BV
SUBSCRIBER

         The undersigned, a Subscriber to the within Subscription Agreement, agrees to purchase 20,000,000 Shares of Common Stock of Calypte Biomedical Corporation in accordance with the terms of the within Subscription Agreement at $0.50 per share for the sum of $10,000,000.

                                                  /S/ Marat Safin
                                                  -----------------------
                                                  MARR TECHNOLOGIES BV
                                                  SUBSCRIBER
                                                  Mr. Marat Safin
                                                  Duly Authorised Attorney

AGREED TO:

CALYPTE BIOMEDICAL CORPORATION

By:    /S/ Anthony J. Cataldo
       ----------------------
       Executive Chairman